SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

February 24, 2004

(Date of report/date of earliest event reported)

SKY FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio	001-14473	34-1372535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

221 South Church Street

Bowling Green, Ohio 43402

(Address of principal executive offices)

(419) 327-6300

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements

None. The financial information included in this report is not required to be filed as part of this report.

(b)	Pro Forma Financial Information

None.

(c)	Exhibits

Exhibit 99.1 Investor Slides presented to the Midwest Super-Community Bank Conference on February 24, 2004

Exhibit 99.2 Reconciliation of Non-GAAP Financial Information

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 24, 2004, Marty E. Adams, President and Chief Executive Officer, and Kevin Thompson, Executive Vice President and Chief Financial Officer, presented an overview of Sky Financial Group, Inc.’s performance and strategy to the Midwest Super-Community Bank Conference in Chicago, Illinois. A copy of the investor presentation is attached hereto as Exhibit 99.1. Additionally, certain non-GAAP information is included in this presentation. A reconciliation of this non-GAAP information to the GAAP equivalent is included hereto as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SKY FINANCIAL GROUP, INC.

Date:	February 24, 2004	By:	/s/ Kevin T. Thompson

Kevin T. Thompson Executive Vice President/ Chief Financial Officer